Exhibit 4
Form 8-A
Bio-Path Holdings, Inc.
File No. 333-105075

Exhibit __

Number		Shares
BIO-PATH HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH
200,000,000 SHARES COMMON STOCK AUTHORIZED,
$0.001 PAR VALUE

CUSIP
SEE REVERSE
FOR
This	SPECIMAN	CERTAIN
certifies		DEFINITIONS
that
is the owner of

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

BIO-PATH HOLDINGS, INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Utah, and to the
Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT _________________________	Custodian _______________________
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act ___________________________________________________
	survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.
For value received, ______________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________
_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X _______________________________________________________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

 SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY